UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (date of earliest event reported): December 16, 2020

Jacobs Engineering Group Inc.

(Exact name of Registrant as specified in its charter)

Delaware	1-7463	95-4081636
(State of incorporation)	(SEC File No.)	(IRS Employer identification number)

1999 Bryan Street, Suite 1200, Dallas, Texas	75201
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number (including area code): (214) 583-8500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $1 par value	J	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company

☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 1.01	Entry into Material Definitive Agreement.

On December 16, 2020, Jacobs Engineering Group Inc. (the “Company”) entered into a First Amendment to Second Amended and Restated Credit Agreement (the “Amendment”) among the Company, the designated borrowers specified therein, the lenders party thereto and Bank of America, N.A., as administrative agent. The Amendment amends the Second Amended and Restated Credit Agreement dated as of March 27, 2019 (the “Existing Revolving Facility” and as amended by the Amendment, the “Revolving Facility”).

The Amendment provides for, among other things, (a) administrative changes allowing a one-time “limited conditionality” draw under the Revolving Facility in connection with the consummation of the proposed acquisition by the Company, indirectly through a subsidiary of the Company, of a majority interest in PA Consulting Group Limited, a private limited company organized in England and Wales (the “Transaction”) and (b) an increase in the interest rate applicable margin to 1.625% per annum if the consolidated leverage ratio for the Company is equal to or greater than 3.00 to 1.00. The details of the Transaction have been previously disclosed in the Company’s Current Report on Form 8-K dated November 27, 2020.

The foregoing summary of the Amendment does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Amendment, which is attached hereto as Exhibit 10.1 and incorporated herein by reference. The Second Amended and Restated Credit Agreement has been previously filed with, and is described in, the Company’s Current Report on Form 8-K dated March 27, 2019.

Item 9.01.	Financial Statements and Exhibits

Exhibits

10.1	First Amendment to Second Amended and Restated Credit Agreement, dated as of December 16, 2020, among Jacobs Engineering Group Inc., the designated borrowers party thereto, and the lenders thereto, and Bank of America, N.A., as administrative agent, to the Second Amended and Restated Credit Agreement dated as of March 27, 2019, by and among Jacobs Engineering, Inc., the designated borrowers party thereto, the lenders from time to time party thereto and Bank of America, N.A., as administrative agent.

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 18, 2020

JACOBS ENGINEERING GROUP INC.

By:	/s/ Kevin Berryman
Name:	Kevin Berryman
Title:	President and Chief Financial Officer